ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT ("Agreement") executed this 30 day of July, 2009 with an effective date of August 6, 2009(the "Effective  Date") between Capital Resource Alliance, INC., a Colorado corporation    ("Buyer"), and Ray Gordon, businessman ("Seller").

RECITALS

A.   Seller desires to sell all of its assets in accordance with the terms and conditions of this Agreement.

B.   Buyer desires to purchase such assets in accordance with the terms and conditions in this Agreement.

 NOW THEREFORE, in consideration of these premises and  the mutual promises contained herein, and in consideration of the representations, warranties and covenants herein, the parties agree as follows:

Purchase and Sale of Assets

1.

Ownership of Assets to be Transferred.

Buyer acknowledges that assets are owned by Engineered Construction Solutions Inc. and it’s sole shareholder Ray Gordon.

2.

Transfer  of  Assets.

Subject  to  the  terms   and conditions of this Agreement, Buyer, relying on Seller's warranties and representations made in this Agreement, shall purchase from Seller, and Seller shall sell, convey,  assign and  transfer to Buyer all of its right, title and  interest in and to, its all of its assets (the "Assets"). The sale includes all of the assets of Seller, whether owned, leased, licensed, contracted or otherwise made available, used by or useful to Seller in its business (the "Business").

3.

Encumbrances.

The Assets shall, at the time of Closing, be free and clear of all obligations, security interests, liens, infringements and encumbrances whatsoever.

3.

Purchase Price.

The purchase price for the sale of Assets to Buyer shall be Forty Million (40,000,000) shares of Buyer's restricted common stock, par value $0.001 per share (the "Shares").

4.

Assumption of Liabilities.

Buyer shall assume or be obligated to pay, perform or discharge any liability, obligation, debt, charge or expense of Seller, whether accrued, absolute, contingent or imposed upon Buyer as a successor in interest.

5.

Closing.

The execution of this Agreement and the satisfaction or waiver of all conditions to close set forth in Section 7 hereof, which shall fix Buyer's obligation to deliver the Assets to Seller, is the "Closing", which shall take place on or before October 31, 2009 ("Closing Date"), or such later date as may mutually be agreed upon by the parties.

Seller's Obligations.

6.

Access  and Information.

Seller shall give to Buyer, Buyer's accountants, technical personnel, counsel and other representatives reasonable access, during  normal  Business hours  both before and after Closing, to any books, records, contracts and commitments of Seller to the Assets or Seller's   liabilities and  shall furnish Buyer with information concerning the Assets and Seller's liabilities as Buyer may reasonably request.

7.

Conduct of Business.

Seller warrants and represents to and covenants and agrees with Buyer that, pending completion of the Closing, unless otherwise agreed in writing by Buyer:

1.1

 Ordinary Course.

Seller shall carry on the business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent with such business, use  all reasonable efforts consistent with past practice and policies to preserve intact its business organizations, keep available the services of its present officers, consultants and employees and preserve its relationships with customers, suppliers, distributors and others having business dealings with Seller.  Seller shall promptly notify Buyer of any event or occurrence or emergency not in the ordinary course of business of Seller, and material and adverse change to the Assets condition.

7.2  Encumbrance of Assets.  Seller shall not sell, license, contract, commit or otherwise encumber the Assets;

a)

Modification of Licenses and Contracts.

Seller shall not amend or modify any license or contract to which Seller is a party that relates in any way to the Assets without Buyer's prior written consent;

b)

Preserve Assets.

Seller and its officers, employees or contractors shall use their best efforts to preserve the Assets in the same condition and performance level as demonstrated to Buyer as of the Effective Date.  Seller shall preserve for Buyer the good will and business relationships Seller has with customers, landlords, service providers and vendors relating to the Assets or any portion thereof.

6.

Seller's Representations and Warranties.

Intending to induce Buyer's reliance thereon, Seller warrants and represents to Buyer as follows:

8.1

Authority.

The execution and delivery to Buyer of this Agreement and carrying out the provisions hereof have been duly authorized by the Board of Directors ("Board") of Seller and Seller's stockholders, where applicable.

1.2

         Non-infringement.

The Assets, in whole or in part, do not infringe any patents, copyrights, trade secrets, trademarks or other proprietary rights of any third parties and no rights or licenses are required from third parties to exercise any rights with respect to the Assets or any portion thereof.

8.3        Compliance.

Neither the execution and delivery of this Agreement, nor any instrument or agreement to be delivered by Seller to Buyer at Closing pursuant to this Agreement, nor the compliance with the terms and provisions thereof by Seller, will result in the breach of any applicable statute or regulation, or any administrative or court order or decree, nor will compliance conflict with or result in the breach of any of the terms, conditions or provisions of the Articles of Incorporation or Bylaws of Seller (Ecsi), or any agreement or other instrument to which either Seller is a party, or by which Seller is or may be bound, or constitute an event of default or default thereunder, or with the lapse of time or giving of notice or both constitute an event of default thereunder.

8.4

Litigation.

There is no suit or action, legal, administrative, arbitration or other proceeding or governmental investigation affecting the Assets pending, or to the best knowledge and belief of Seller, threatened against Seller that materially or adversely affects the Assets.  Seller further warrants and represents that there is no outstanding judgment, decree or order against Seller that affects the Assets in any way.

8.5

Intellectual Property.

Seller has all right, title and interest in, a valid and binding license to use, or has the requisite permission and authority to use all of the Intellectual Property used in the conduct of its business.  No claim of infringement or misappropriation of Intellectual Property is or has been pending or, to the best knowledge, information and belief of Seller, threatened against Seller and, to the best knowledge, information and belief of Seller, Seller is not infringing or misappropriating any intellectual property of any person or entity.  Seller has not expressly granted any license, franchise or permit in effect on the date hereof to any person to use any of Seller's Intellectual Property.

8.6

Good Title.

Seller has and shall transfer to Buyer at Closing good and marketable title to the Assets, free and clear of any and all security interests, encumbrances or liens.

0.7

         Totality of Assets.

The Assets include all of the assets, rights and interests necessary for the proper and efficient operation of its Business. There is no known unauthorized use of the Assets or any portion thereof by any third party. The Assets and all portions thereof have not been licensed for use by third parties.

8.8

Contracts, License, Permits and Approvals.

Seller has no presently existing contracts or commitments, including governmental permits, that in any way relate to the Assets.  Each contract and license to which Seller is a party is assignable and shall be assigned to Buyer.  Seller is not in default under any of the contracts or commitments.  Seller has no actual knowledge of any violations of law, municipal or county ordinances, or other legal requirements with respect to the Assets (or any part thereof) or with respect to the use, occupancy or construction thereof.

8.9

Financial Statements.

The financial statements for Seller to be prepared will comply as to form in all material respects with all applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and were prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied (except as may be indicated in the notes thereto) and fairly presented, in all material respects, the financial position of Seller as at the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of un-audited statements, to normal, recurring audit adjustments not material in scope or amount).  There have been not any changes in Seller's accounting policies or the methods of making accounting estimates or changes in estimates that are material to Seller's financial statements, except as described in the notes thereto.

8.10

No Material Adverse Change.

Since the date of the financial statements referenced in Section 3.9, Seller has operated    the business only in the ordinary course and has not had any adverse change that would have a material adverse effect on the Assets (financial or otherwise), such as, but not limited to:

a)

any damage, destruction or loss due to fire, flood or other condition, whether or not covered by insurance;

b)

 any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to the capital stock of Seller;

c)

any material increase or change in the compensation or benefits payable or to become payable by Seller to its employees, except in the ordinary course of the business consistent with past practice;

d)

any acquisition or sale of a material amount of property of Seller, except in the ordinary course of its business consistent with past practice;

e)

any acquisition or sale of a material amount of property of Seller, except in the ordinary course of its Business;

f)

any material increase or modification in any bonus, pension, insurance or other employee benefit plan, payment or arrangement made to, for, or with its employees in the aggregate;

g)

the granting of stock options, restricted stock awards, stock bonuses, stock appreciation rights and similar equity based awards other than consistent with Seller's past practices and which will not result in a compensation charge against earnings or the loss of deductions for federal or state income tax purposes;

h)

any sale, transfer, or other disposition or agreement to sell, transfer or dispose, of any or the Assets, except as provided in this Agreement; any other event or condition of any character that has not been disclosed and that has or might reasonably be expected to have a material adverse effect or the Assets (financial or otherwise); or

i)

any agreement to do any of the foregoing.

8.11

Undisclosed Liabilities.

Seller has no liability of any nature (whether accrued, absolute, contingent or otherwise) relating to the Assets of the type that should be reflected in financial statements (including the notes thereto) prepared as described in Section 3.9, which was not fully disclosed, reflected or reserved against in its financial statements.

0.12

Performance.

Seller warrants that at Closing, all of the Assets are in good and working condition, reasonable wear and tear excepted, and perform as demonstrated to Buyer as of the Effective Date.

6.

Buyer's Shares.

9.1

Seller acknowledges that it has conducted whatever investigations it deems necessary  or desirable and has had a full  opportunity  to ask questions of  and  has  received   satisfactory  answers  from Buyer or  its  representatives concerning the terms and conditions of Buyer's investment in the Shares. In agreeing to receive the Shares, Seller is not relying upon any representations or information made or presented by Buyer, other than those representations and warranties in Section 9 below.

9.2

Seller recognizes that an investment in Buyer involves substantial risk.  Seller represents that there have been no representations, guarantees, or warranties made by Buyer with respect to:

a.

 the approximate length of time the undersigned will be required to remain as  owner of the  Shares  acquired  in connection with this Agreement;

b.

the percentage of profit and/or amount or type of consideration, profit or loss    including tax benefits) to be realized, if any, as a result of an investment; and

c.

   the possibility that the past performance or experience on the part of any affiliate of Buyer, its agents, or employees, or of any other person, might in any way indicate the predictable results of the ownership of the Shares or of the overall prospects of Buyer.

0.a.1

Seller has relied completely on the advice of, or has consulted with, its own tax, investment, legal or other advisors and has not relied on Buyer or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each person, if any, who controls any thereof, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), except to the extent such advisors shall be deemed to be as such.

0.2

Seller is able to bear the substantial economic risks of an investment in Buyer, has no need for liquidity in such investment, could afford a complete loss of such investment and represents that the investment in Buyer is not unreasonably large when compared with Seller's total financial capability.

9.6

Seller is acquiring the Shares for investment and not with a view toward resale or redistribution, and Seller does anticipate any change in circumstances that would cause

Seller to desire to sell the Shares or any part thereof.

9.7

Seller understands that:

a)

The  Shares may not be sold, assigned, pledged or otherwise disposed of unless they are registered under  the Securities  Act, and applicable state laws, or an  exemption from registration is available;

b)

There might not ever be a market for the Shares;

c)

Seller may be unable to liquidate the Shares in the case of an emergency or otherwise.

a.8

All representations and warranties set forth above  or in any other written statement or document delivered by Seller in connection with the transactions contemplated hereby are true and correct as of the date of this Agreement and shall survive that date.

a.9

Seller understands the meaning and legal consequences of the representations and warranties contained in these sections 6,7,and 8 and agrees to indemnify, defend and hold harmless Buyer and each director, officer and shareholder thereof from and against any and all loss, damage or liability (including without limitation attorneys' fees) due to or arising out of a breach of any representation or warranty of the undersigned, except that Seller does not waive any rights granted to the undersigned under federal or state securities laws.

a.10

True and Accurate Representations.

No representation or warranty contained in this Agreement contains, or at Closing will contain an untrue statement of material fact or omits or at Closing will omit to state a material fact necessary to make the statements and facts contained therein not misleading.  If any event occurs which renders any of Seller's representations and warranties herein to be untrue or inaccurate in any material respect, then Seller shall notify Buyer of the event or circumstances when Seller becomes aware of it.

9.11

Seller acknowledges the undertaking of Buyer to use all efforts at its disposal to provide the sum of US$500,000 as working capital on or before the closing date and also acknowledges that Buyer will be conducting business under the name “Wonderwall” with Seller’s permission.

10.

Buyer's Representations and Warranties.

Intending to induce Seller's reliance thereon, Buyer warrants and represents to Seller as follows:

a.1

                  Corporate Authority.

Buyer is a corporation organized, validly existing, and in good standing under the laws of the State of Colorado.  The execution and delivery to Seller of this Agreement and carrying out the provisions hereof have been duly authorized by Buyer's Board, and at Closing, Buyer shall furnish Seller duly certified copies of the authorizing resolutions of Buyer's Board.

10.2

Shares.

The Shares consist of capital stock of Buyer and have been validly issued by Buyer and are fully paid and non-assessable.

10.3

Neither the execution and delivery of this Agreement by Buyer nor Buyer's consummation or performance of Seller's purchase of Shares will give any person or entity the right to prevent, delay or otherwise interfere with this purchase of Shares.

10.4

There is no pending action, arbitration, audit, hearing, investigation or litigation that has been commenced against Buyer that challenges, or may have the effect of preventing,   delaying, making illegal or otherwise interfering with the purchase of Shares.

      10.5

Provisions of Federal and State Laws.

THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, NOR UNDER ANY STATE SECURITIES LAWS.  AN INVESTMENT IN SUCH SHARES HAS NOT BEEN APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION OR SIMILAR BODY.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.  THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY SIMILAR STATE STATUTE AND, ACCORDINGLY, MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION EXEMPT UNDER THE SECURITIES ACT (AND ANY APPLICABLE STATE LAWS) OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT (AND ANY APPLICABLE STATE LAWS) OR IN A TRANSACTION OTHERWISE IN COMPLIANCE WITH THE SECURITIES ACT (AND ANY APPLICABLE STATE LAWS).

10.6

Prohibitions on Sale; Stock Legends.

Seller agrees that in no event will it sell or distribute all or any part of the Shares unless:

a)  there is an effective registration statement under the Securities Act and applicable state securities laws covering any such transaction involving the Shares;

b)  Buyer receives an opinion of Seller's legal counsel, in such form as is acceptable to Buyer, stating that such transaction is exempt from registration; or

     c)  Buyer otherwise satisfies itself that such transaction is exempt from registration.

10.7

Seller agrees that Buyer may affix its standard legends restricting transferability and pertaining to any restrictions to any stock certificates issued pursuant to this Agreement.

11.  Agreements to be Performed After Closing.

a.1

           Transfer  of  Assets.

The Closing confirms Buyer's equitable ownership of or right to use (as the case may be) all of the Assets.  Following the Closing Date, Seller shall cooperate with Buyer to affect the legal transfer, assignment, conveyance or other hypothecation of legal ownership of or the right to use (as the case may be) the Assets. Seller specifically agrees to execute such documents or  accomplish such other evidences as may be  necessary to vest title or right to use in Buyer (to the greater of the full extent of Seller's interest in the Assets or representations of interest in the Assets contained herein).  In the event it is determined that Seller may not transfer some  of  the  Assets without material impairment of their utility, Seller hereby agrees to cooperate  with  Buyer to structure the transfer of such Assets in such a manner that Buyer determines, in its sole discretion, will minimize any impairment of such Asset's utility.  For purposes of accomplishing the transfers contemplated by this Section 10, Seller hereby appoints Buyer as its attorney to execute such documents or accomplish such other evidences as may be necessary to vest title or right to use in Buyer.

       11.2               Seller's Further Assurances.

From time to time, whether at or after the Closing and without further consideration, Seller shall:

a)

Execute and deliver to Buyer such bills of  sale, assignments, and such other instruments as may reasonably be required to carry out the intent and purpose of this Agreement to transfer to Buyer of all of the Assets.

b)

Deliver to Buyer such other data, papers and information as may be requested by Buyer to assist Buyer in the use of Seller's Assets.

c)

Deliver to Buyer appropriate original instruments of consent or waiver executed by third parties with respect to all contract rights being transferred to Buyer hereunder in order more fully to effect transfer of the Assets, including, without limitation, consents by all appropriate governmental agencies, if any.

12

 Closing Obligations.

12.1

Seller's  Obligations at Closing.

At Closing,  Seller shall execute and deliver to Buyer:

a)

Possession of the originals of all the Assets or documents related thereto, and all copies thereof; it being understood and agreed that no Assets, as defined in this Agreement or any portion thereof shall remain in the possession or control of Seller after Closing;

b)

True and correct copies of resolutions duly accepted by Seller's Board and stockholders entitled to vote hereon confirming this Agreement, authorizing and carrying out all transactions contemplated herein and the execution and delivery by Seller of all instruments then or thereafter required to do so; said resolutions to be duly certified by the Secretary of Seller;

c)

Such other instruments and documents as may be elsewhere herein required; and

d)

A certificate signed by the President of Seller, dated the Closing Date, certifying that all of Seller's representations and warranties set forth in this Agreement continue to be true on the Closing Date as if originally made on such date, except to the extent otherwise expressly provided or permitted in this Agreement.

12.2                Buyer's  Obligations at Closing.

  At  Closing, Buyer shall execute and deliver to Seller:

a)

The Shares as provided for herein;

b)

True and complete copies of resolutions duly adopted by Buyer's Board duly certified by the Secretary or President of Buyer, which provide all necessary corporate authorization for the execution and carrying out of this Agreement and the provisions hereof; and

c)

A certificate signed by the President of Buyer, dated the date of Closing, certifying that all representations and warranties set forth in this Agreement continue to be true on the Closing Date as if originally made on such date and the fulfillment of the covenants and agreements as of the Closing.

13.

Specific Performance.

Seller   acknowledges that the Assets are unique and recognizes and affirms that in the event of  breach of this Agreement by Seller, money damages may be inadequate and Buyer may have no  adequate remedy at law.   Accordingly, Seller agrees that Buyer shall have the rights, in addition to any other rights and remedies existing in its favor, to enforce its rights and Seller's obligations hereunder not only by an action or actions for damages but also by an action or actions for  specific  performance,  injunctive and/or other equitable relief.

14.

Miscellaneous.

14.1              Applicable  Law.

This Agreement and all rights hereunder shall be governed by, and interpreted in accordance with, the  laws of the State  of  Colorado. The parties hereby submit to the nonexclusive jurisdiction of the State of Colorado.  The parties hereby submit to the nonexclusive  jurisdiction of the courts  of  the  State  of Colorado  and  of the federal district courts in  Colorado  with respect to any action or legal proceeding commenced by any person or entity  relating to or arising out of this Agreement, the Seller's Assets (whether or not still  owned by  Seller), and consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of  the address set forth below on the signature page or such  other address as a party shall furnish in writing to the other.

15.

Counterparts and Facsimile Signature.

This Agreement may be signed in counterparts, all of which when taken together shall constitute a single executed document.  Signatures transmitted by facsimile shall be deemed valid Execution of this Agreement binding on the parties.

16.

Entire Agreement; Amendment.

16.1

This Agreement constitutes the entire agreement among the parties concerning the subject matter of this Agreement, and it supersedes any prior oral or written agreements between the parties.  This Agreement may not be amended except by a written agreement signed by the party against which enforcement is sought.

Survival.

All representations, warranties and covenants shall survive the Closing of this Agreement shall be binding upon Seller and Seller's successors and assigns.

Waiver.

The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

Assignment.

Subject to the limitations below, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.  This Agreement is personal in nature and shall not be assigned by any party without the express written consent of the other.

17.

Attorneys' Fees.

In any action at law or equity to enforce any of the provisions or rights under this Agreement, the prevailing party shall be entitled to recover from the other party or parties all of its costs, expense and reasonable attorneys' fees incurred therein by the prevailing party, including the costs, expenses and attorneys' fees incurred on appeal or in bankruptcy.

18.

Headings.

The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

19.

Notices.

All notices shall be in writing and shall be deemed to have been sufficiently given or served

i.    immediately, when personally delivered,

ii.

within three (3) days after being deposited in the United States mail, by registered or certified mail, or

iii.

within one (1) day after being deposited with a reputable overnight mail carrier which provides delivery of such mail to be traced, addressed as indicated on the signature pages below.

A copy of any notice to Buyer, which shall not constitute notice thereof, shall also be provided to:

Capital Resource Alliance, Inc.

16125 Shawbrooke Rd.   SW

Calgary, AB

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of the date first written above.

SELLER:

__/s/Ray Gordon____________

Ray Gordon

BUYER:

By:  ___________________________________

Name:  ________________________________

Its:       ________________________________

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